Offerings - Offering: 1	Mar. 17, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Class A common stock, $0.0001 par value per share
Amount Registered | shares	775,901
Proposed Maximum Offering Price per Unit	1.29
Maximum Aggregate Offering Price	$ 1,000,912.29
Fee Rate	0.01381%
Amount of Registration Fee	$ 138.23
Offering Note	Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and 457(h) of the Securities Act of 1933, as amended, and based upon the average of the high and low prices of the Registrants Class A common stock as reported on The Nasdaq Global Market on March 11, 2026.